                                                                  CONFORMED COPY
                                                                  --------------

          PURCHASE AGREEMENT ASSIGNMENT [N587ML], dated as of December 30, 1999, between MIDWAY AIRLINES CORPORATION, a Delaware corporation (herein called the "Assignor") and FLEET NATIONAL BANK, a national banking association established under the laws of the United States of America (herein called the "Assignee").

                             W I T N E S S E T H :
                             - - - - - - - - - -

          WHEREAS, the Assignor and Bombardier, Inc. (the "Manufacturer") are parties to the Purchase Agreement, providing, among other things, for the manufacture by the Manufacturer and the sale by the Manufacturer to the Assignor of certain aircraft, engines and related equipment, including the Aircraft; and

          WHEREAS, the Manufacturer has transferred the Purchase Agreement to Bombardier Capital Inc. (the "Seller"), the Assignee wishes to acquire the Aircraft from the Seller and the Assignor, on the terms and conditions hereinafter set forth, wishes to assign to the Assignee certain of the Assignor's rights and interests under the Purchase Agreement and the Assignee is willing to accept such assignment, as hereinafter set forth; and

          WHEREAS, the Assignee intends to lease to the Assignor, and the Assignor intends to lease from the Assignee, the Aircraft pursuant to the lease agreement dated as of December 30, 1999 as the same may be amended, modified or supplemented, between the Assignee, as lessor, and the Assignor, as lessee, providing for the lease of the Aircraft (the "Lease").

          NOW, THEREFORE, in consideration of mutual covenants and agreements herein contained and for other valuable consideration, receipt of which is hereby acknowledged by the Assignor, the parties hereto agree as follows:

          1. For all purposes of this Assignment, except as otherwise expressly provided or unless the context otherwise requires, all terms used herein in capitalized form and not otherwise defined herein, shall have the meanings set forth in Appendix A to the Lease.

          2. Subject to the terms and conditions of this Assignment, Assignor does hereby sell, assign and convey to Assignee, its successors and permitted assigns all of Assignor's rights in and to the Purchase Agreement as and to the extent that the same relate to the Aircraft and the purchase and operation thereof (except to the extent reserved below), including, without limitation, all warranty and indemnity provisions in the Purchase Agreement with respect to the Aircraft and all claims thereunder in respect of the Aircraft, and any and all rights of the Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft, reserving to Assignor, however, (i) all
                                      --------- -- --------  -------
the Assignor's rights and interests in and to the Purchase Agreement to the extent that each relates to aircraft other than the Aircraft and the purchase and operation of such aircraft and to the extent that each relates to any other matters not directly pertaining to the Aircraft, (ii) so long as the Aircraft shall be subject to the Lease and no Event of Default shall have occurred and be continuing and the Assignee has not commenced the exercise remedies set forth in
Section 17 of the Lease, all rights of the Assignor to obtain services, training, product support, promotional support, publications or demonstrations and test flights pursuant to the Purchase Agreement, and (iii) with respect to the Aircraft, all of Assignor's rights with respect to payments made by Assignor pursuant to the Purchase Agreement (including without limitation any post-delivery adjustments to the purchase price or amounts credited or to be credited by the Manufacturer to Assignor). The foregoing assignment is subject to the conditions that (i) concurrently with its execution, Assignee shall lease the Aircraft to Assignor under the Lease and (ii) the written consent of the Manufacturer to such assignment (the "Consent and Agreement") be provided in the form of the Annex hereto.

          Unless an Event of Default shall have occurred and be continuing and the Assignee shall have commenced the exercise of remedies set forth in Section 17 of the Lease, and subject to the provisions hereof, the Assignee shall and it does hereby authorize the Assignor during the Term as Lessee under the Lease, to the exclusion of the Assignee, to exercise in the Assignor's name, all rights and powers of the "Buyer" under the Purchase Agreement and any warranty with respect to the Aircraft made by the Manufacturer or any subcontractor or supplier, and any other claims against the Manufacturer or any such subcontractor or supplier with respect to the Aircraft, except that the Assignor may not enter into any change, order or other amendment, modification or supplement to the Purchase Agreement insofar as it relates to the Aircraft without the written consent of the Assignee if such change, order, amendment, modification or supplement would result in any recission, cancellation or termination of the Purchase Agreement in respect to the Aircraft or otherwise materially adversely affect Assignee's rights assigned hereunder. Without limiting the rights of the Assignor to exercise, in its own name, its rights in respect of the Purchase Agreement, Assignor shall not attempt to enforce any performance in the name of Assignee without Assignee's prior written approval. Any recovery or benefit resulting from enforcement of any warranty, indemnity or claim shall be applied to remedy any defect in respect of the Aircraft (or to reimburse the Assignor for its remedying of any such defect) and the balance to be paid to the Assignor or the Assignee, as their interests may appear, provided, however, that upon the occurrence of any Event of Default, all such
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recoveries or benefits, other than those used to remedy any defect in respect of the Aircraft (or to reimburse the Assignor for its remedying of any such defect), shall be paid directly to Assignee to be held by the Assignee for so long as an Event of Default is continuing. Assignee hereby accepts the foregoing assignment subject to the terms hereof.

          3. It is expressly agreed that, anything herein contained to the contrary notwithstanding: (a) the Assignor shall at all times remain liable to the Manufacturer under the Purchase Agreement to perform all the duties and obligations of the "Buyer" thereunder to the same extent as if this Assignment had not been executed; (b) the exercise by the Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to the Manufacturer under the Purchase Agreement except to the extent that such exercise by the Assignee shall constitute performance of such duties and obligations; and (c) except as expressly provided herein, the Assignee shall not have any obligation or liability under the Purchase Agreement or otherwise by reason of, or arising out of, this Assignment or be obligated to perform any of the obligations or duties of the Assignor under the Purchase Agreement or otherwise or to make any payment or to make any inquiry as to the sufficiency of any payment received by it or to present or file any claim or to take any other action to collect or enforce any claim for any payment assignment hereunder.

          Without in any way releasing the Assignor from any of its duties or obligations under the Purchase Agreement, the Assignee confirms for the benefit of the Manufacturer that, insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including data, documents, training and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to, and be binding upon, the Assignee to the same extent as the Assignor.

          Nothing contained herein shall subject the Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect the contract rights of the Manufacturer under the Purchase Agreement, and all limitations or exclusions on liability provisions under the Purchase Agreement for the benefit of the Manufacturer and its Affiliates shall apply to Assignee and to the Assignor as if the Assignor remained the Buyer under the Purchase Agreement.

          At any time after an Event of Default shall have occurred and be continuing and the Assignee shall have commenced the exercise of remedies set forth in Section 17 of the Lease, the Assignee and its successors and permitted assigns shall, to the exclusion of the Assignor, be entitled to assert and enforce all rights and claims of the "Buyer" under the Purchase Agreement assigned hereunder (including the right to receive payments), and the Assignor agrees to cooperate with the Assignee in asserting such rights and claims, and the Assignor does hereby constitute, effective at any time after an Event of Default shall have occurred and be continuing and the Assignee shall have commenced the exercise of remedies set forth in Section 17 of the Lease, the Assignee, its successors and assigns, the Assignor's true and lawful attorney, irrevocably, with full power (in the name of the Assignor or otherwise) to ask, require, demand, receive, compound and give acquittance for any and all monies and claims for monies due or to become due under, or arising out of, the Purchase

Agreement in respect of the Aircraft, to the extent that the same have been expressly assigned by this Assignment and for such period as the Assignee may exercise rights with respect thereto under this Assignment, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute (or, if previously commenced, assume control of) any proceedings and to obtain any recovery in connection therewith that the Assignee may deem to be necessary or advisable with respect to such monies and claims for monies.

          For all purposes of this Assignment, the Manufacturer shall not be deemed to have knowledge of and need not recognize nor take any action with respect to the occurrence of any Event of Default, the declaration of an Event of Default, or the exercise of remedies set forth in Section 17 of the Lease by the Assignee, the discontinuance of any Event of Default or the Aircraft's becoming no longer subject to the Lease or the Assignor's no longer being entitled to possession of the Aircraft unless and until the Manufacturer shall have received from the Assignee written notice thereof and the Manufacturer may act with acquittance and conclusively rely upon any such notice.

          4. The Assignor agrees that at any time and from time to time, upon the written request of the Assignee, the Assignor, at its own cost and expense, will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as the Assignee may reasonably request in order to obtain the full benefits of this Assignment and of the rights and powers herein granted.

          5. The Assignor does hereby represent and warrant that the Purchase Agreement is in full force and effect as to the Assignor and is enforceable against the Assignor in accordance with its terms. The Assignor further represents and warrants that it has, with the authorized execution of the Consent and Agreement, received all necessary consents to the assignment and transfer contemplated herein.

          6. The Assignor does hereby represent and warrant that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as this Assignment shall remain in effect, the whole or any part of the rights hereby assigned or any of its rights with respect to the Aircraft under the Purchase Agreement not assigned hereby, to anyone other than the Assignee. The Assignor agrees that it will not enter into any agreement with the Manufacturer that would materially and adversely affect the rights of the parties under the Purchase Agreement insofar as it relates to the Aircraft or waive any rights thereunder.

          7. So long as the Aircraft is leased to the Assignor under the Lease and unless an Event of Default shall have occurred and be continuing and the Assignee shall have commenced the exercise of remedies under Section 17 of the Lease, the Assignee agrees that it will not enter into any agreement with the Manufacturer that would amend, modify, rescind, cancel or terminate the

Purchase Agreement insofar as it relates to the Aircraft or waive any rights of Assignor thereunder without the prior written consent of the Assignor.

          8. This Assignment is executed by the Assignor and the Assignee concurrently with the execution and delivery of the Lease.

          9. This Assignment shall be binding upon and shall inure to the benefit of the Assignor, the Assignee and their respective successors and permitted assigns.

          10. Neither this Assignment nor any of the terms hereof may be terminated, amended, supplemented, waived or modified orally, but only by an instrument in writing signed by the parties hereto and consented to by the Manufacturer.

          11. This Assignment may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original but all such counterparts shall together constitute but one and the same instrument.

          12. This Assignment shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, including all matters of construction, validity and performance. This Assignment is being delivered in the State of New York.

          13. Except as otherwise expressly provided herein, notice hereunder may be given, and shall be deemed to have been given, as provided in Section
9.01 of the Supplemental Agreement.

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          IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be duly executed as of the day and year above written.

                              MIDWAY AIRLINES CORPORATION,
                              as Assignor



                              By:   /s/ Jonathan S. Waller
                                    ----------------------
                                    Name:  Jonathan S. Waller
                                    Title: Senior Vice President
                                           General Counsel


                              FLEET NATIONAL BANK,
                              as Assignee



                              By:   /s/ Edward W. O'Brien
                                    ---------------------
                                    Name:  Edward W. O'Brien
                                    Title: Banking Officer

                                     ANNEX


                                BOMBARDIER INC.

            AIRCRAFT MANUFACTURER'S CONSENT AND AGREEMENT [N587ML]
            ------------------------------------------------------

          The undersigned, Bombardier Inc. ("Manufacturer"), hereby acknowledges notice of and consents to the terms of the foregoing Purchase Agreement Assignment [N587ML] (the "Assignment") dated as of December 30, 1999, between MIDWAY AIRLINES CORPORATION, a Delaware corporation (the "Assignor") and FLEET NATIONAL BANK, a national banking association established under the laws of the United States of America (the "Assignee"). The capitalized terms used hereinafter being defined as such terms are defined in the Assignment. The Manufacturer hereby confirms to Assignor and Assignee that (i) the Assignee shall not be liable for any of the obligations or duties of the Assignor under the Purchase Agreement, nor shall the Assignment give rise to any duties or obligations whatsoever on the part of the Assignee owing to the Manufacturer except for the Assignee's agreement in the Assignment to the effect that in exercising any rights under the Purchase Agreement with respect to the Aircraft, or in making any claim with respect to the Aircraft or other things (including data, documents, training and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and be binding upon the Assignee to the same extent as the Assignor;
(ii) the Manufacturer consents to sale of the Aircraft by the Seller to the Assignee; (iii) the Manufacturer consents to the lease of the Aircraft by the Assignee to the Assignor under the Lease; (iv) pursuant to and in accordance with the provisions of the Purchase Agreement, the Manufacturer consents to the assignment of Assignor's interest in the Purchase Agreement as it relates to the Aircraft to Assignee pursuant to the Assignment; (v) all representations, warranties, indemnities and agreements of Manufacturer under the Purchase Agreement with respect to the Aircraft shall inure to the benefit of Assignee to the same extent as if originally named the "Buyer" therein, except as otherwise provided in the Assignment; and (vi) during the Term the Manufacturer will continue to pay all amounts and provide all goods and services to Assignor which it may be required to pay or provide in respect of the Aircraft under the Purchase Agreement unless and until the Manufacturer shall have then received written notice in the manner specified in Section 3 of the Assignment from Assignee that an Event of Default has occurred and is continuing and the Assignee has commenced the exercise of remedies set forth in Section 17 of the Lease, whereupon the Manufacturer will pay such amounts or provide such goods and services directly to the Assignee unless and until the Manufacturer shall have then received written notice in the manner specified in Section 3 of the Assignment from Assignee that no such Event of Default is continuing and remains unremedied, whereupon the Manufacturer will pay such amounts or provide such goods and services to Assignor unless Manufacturer receives any other written notice in the manner specified in Section 3 of the

Assignment from Assignee that an Event of Default has occurred and is continuing and the Assignee has commenced the exercise of remedies set forth in Section 17 of the Lease. Any notice to be delivered to the Manufacturer as contemplated by the preceding sentence shall be addressed to the Manufacturer as follows:

          Bombardier Aerospace
          Regional Aircraft
          123 Garratt Boulevard
          Downsview Ontario M3K 1Y5
          Attention:  Director, Contracts Americas

          The Manufacturer hereby represents and warrants that: (i) the Manufacturer is a corporation duly organized and existing in good standing under the laws of Canada; (ii) the making and performance of the Purchase Agreement and this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder or other approval, and do not contravene the Manufacturer's Certificate of Incorporation or By-Laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, and the making of the Purchase Agreement and this Consent and Agreement does not contravene, and to the best of the Manufacturer's knowledge, the Manufacturer's performance of the Purchase Agreement and this Consent and Agreement does not contravene any law binding on the Manufacturer; and (iii) each of the Purchase Agreement and this Consent and Agreement constitutes a legal, valid and binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its respective terms, except that the enforceability of each may be (a) limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally and (b) subject to the application of equitable principles and the availability of equitable remedies.

          The Manufacturer's consent to the Assignment is subject to and conditional upon the agreement of Assignor and Assignee that nothing in the Assignment shall vary or modify the rights and obligations of the Manufacturer under the Purchase Agreement and that all limitations or exclusions on liability provisions under the Purchase Agreement for the benefit of the Manufacturer and its Affiliates shall apply to Assignee and to the Assignor as if the Assignor remained the Buyer under the Purchase Agreement.

          This Consent and Agreement shall be governed by, and construed in accordance with, the law of the State of New York, U.S.A.

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          IN WITNESS WHEREOF, the Manufacturer has caused this Aircraft Manufacturer's Consent and Agreement to be duly executed as of December 30, 1999.


                              BOMBARDIER INC.



                              By:   ____________________________________
                                    Name:
                                    Title:



                              By:   ____________________________________
                                    Name:
                                    Title:

                                BOMBARDIER INC.

            AIRCRAFT MANUFACTURER'S CONSENT AND AGREEMENT [N587ML]
            ------------------------------------------------------

          The undersigned, Bombardier Inc. ("Manufacturer"), hereby acknowledges notice of and consents to the terms of the foregoing Purchase Agreement Assignment [N587ML] (the "Assignment") dated as of December 30, 1999, between MIDWAY AIRLINES CORPORATION, a Delaware corporation (the "Assignor") and FLEET NATIONAL BANK, a national banking association established under the laws of the United States of America (the "Assignee"). The capitalized terms used hereinafter being defined as such terms are defined in the Assignment. The Manufacturer hereby confirms to Assignor and Assignee that (i) the Assignee shall not be liable for any of the obligations or duties of the Assignor under the Purchase Agreement, nor shall the Assignment give rise to any duties or obligations whatsoever on the part of the Assignee owing to the Manufacturer except for the Assignee's agreement in the Assignment to the effect that in exercising any rights under the Purchase Agreement with respect to the Aircraft, or in making any claim with respect to the Aircraft or other things (including data, documents, training and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement shall apply to and be binding upon the Assignee to the same extent as the Assignor;
(ii) the Manufacturer consents to sale of the Aircraft by the Seller to the Assignee; (iii) the Manufacturer consents to the lease of the Aircraft by the Assignee to the Assignor under the Lease; (iv) pursuant to and in accordance with the provisions of the Purchase Agreement, the Manufacturer consents to the assignment of Assignor's interest in the Purchase Agreement as it relates to the Aircraft to Assignee pursuant to the Assignment; (v) all representations, warranties, indemnities and agreements of Manufacturer under the Purchase Agreement with respect to the Aircraft shall inure to the benefit of Assignee to the same extent as if originally named the "Buyer" therein, except as otherwise provided in the Assignment; and (vi) during the Term the Manufacturer will continue to pay all amounts and provide all goods and services to Assignor which it may be required to pay or provide in respect of the Aircraft under the Purchase Agreement unless and until the Manufacturer shall have then received written notice in the manner specified in Section 3 of the Assignment from Assignee that an Event of Default has occurred and is continuing and the Assignee has commenced the exercise of remedies set forth in Section 17 of the Lease, whereupon the Manufacturer will pay such amounts or provide such goods and services directly to the Assignee unless and until the Manufacturer shall have then received written notice in the manner specified in Section 3 of the Assignment from Assignee that no such Event of Default is continuing and remains unremedied, whereupon the Manufacturer will pay such amounts or provide such goods and services to Assignor unless Manufacturer receives any other written notice in the manner specified in Section 3 of the Assignment from Assignee that an Event of Default has occurred and is continuing and the Assignee has commenced the exercise of remedies set forth in Section 17 of the Lease. Any notice to be delivered to the Manufacturer as contemplated by the preceding sentence shall be addressed to the Manufacturer as follows:

          Bombardier Aerospace
          Regional Aircraft
          123 Garratt Boulevard
          Downsview Ontario M3K 1Y5
          Attention:  Director, Contracts Americas

          The Manufacturer hereby represents and warrants that: (i) the Manufacturer is a corporation duly organized and existing in good standing under the laws of Canada; (ii) the making and performance of the Purchase Agreement and this Consent and Agreement have been duly authorized by all necessary corporate action on the part of the Manufacturer, do not require any stockholder or other approval, and do not contravene the Manufacturer's Certificate of Incorporation or By-Laws or any indenture, credit agreement or other contractual agreement to which the Manufacturer is a party or by which it is bound, and the making of the Purchase Agreement and this Consent and Agreement does not contravene, and to the best of the Manufacturer's knowledge, the Manufacturer's performance of the Purchase Agreement and this Consent and Agreement does not contravene any law binding on the Manufacturer; and (iii) each of the Purchase Agreement and this Consent and Agreement constitutes a legal, valid and binding obligation of the Manufacturer enforceable against the Manufacturer in accordance with its respective terms, except that the enforceability of each may be (a) limited by applicable bankruptcy, reorganization, insolvency, moratorium or other similar laws affecting the enforceability of creditors' rights generally and (b) subject to the application of equitable principles and the availability of equitable remedies.

          The Manufacturer's consent to the Assignment is subject to and conditional upon the agreement of Assignor and Assignee that nothing in the Assignment shall vary or modify the rights and obligations of the Manufacturer under the Purchase Agreement and that all limitations or exclusions on liability provisions under the Purchase Agreement for the benefit of the Manufacturer and its Affiliates shall apply to Assignee and to the Assignor as if the Assignor remained the Buyer under the Purchase Agreement.

          This Consent and Agreement shall be governed by, and construed in accordance with, the law of the State of New York, U.S.A.

*                             *                              *

          IN WITNESS WHEREOF, the Manufacturer has caused this Aircraft Manufacturer's Consent and Agreement to be duly executed as of December 30, 1999.


                              BOMBARDIER INC.



                              By:   /s/ Daniel Desjardins
                                    ---------------------
                                    Name:  Daniel Desjardins
                                    Title: Vice President, Legal Services



                              By:   /s/ Francois Lemarchand
                                    -----------------------
                                    Name:  Francois Lemarchand
                                    Title: Vice President and Treasurer